================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------



       Date of Report (Date of earliest event reported): November 9, 2000



                             U.S. Interactive, Inc.
               (Exact name of issuer as specified in its charter)



Delaware                              0-26923             23-3316696
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of principal executive offices and zip code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)

Item 5.  Other events.

         On November 9, 2000, U.S. Interactive, Inc. (the "Company") issued a press release stating that its third quarter financial results were lower than previously announced. The Company also announced for further cost reductions, including a further reduction of its current workforce by approximately 28 percent within the next 60 days, and a newly refined business strategy. In addition, the Company will move its corporate headquarters to Cupertino, California; the move is expected to be completed by March 1, 2001. The Company further announced that Mohan Uttarwar, its recently appointed President, has been named Chief Executive Officer, succeeding William C. Jennings, who has been appointed Chairman of the Board of Directors.

         On November 9, 2000, the Company issued a second press release announcing that it entered into binding letters of intent to restructure a majority of the $80 million note currently due March 8, 2001, owed to the former shareholders of Soft Plus, Inc. ("Soft Plus"). The letters of intent are with five former shareholders of Soft Plus who hold 74% of the interests in the $80 million note, including director and Chief Executive Officer Mohan Uttarwar, who holds a 29% interest in the $80 million note. Closing on the restructured note is subject to certain conditions, including, among others, approval of the Company's stockholders and the consent of the holders of at least 90% in interest of the principal amount of the $80 million note. The Company also announced that it has retained Deutsche Banc Alex. Brown to explore strategic alternatives for the Company.

         Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c)      The following are filed as Exhibits to this Report:

Exhibit Number    Description
--------------    -----------

     99.1 Press Release dated November 9, 2000, announcing third quarter results.

     99.2 Press Release dated November 9, 2000, announcing restructuring of $80 million note.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in King of Prussia, Upper Merion Township, Commonwealth of Pennsylvania, on the 9th day of November, 2000.


                                     U.S. INTERACTIVE, INC.


                                     By: /s/ Mohan Uttarwar
                                         -------------------------------------
                                         Mohan Uttarwar
                                         Chief Executive Officer and President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number    Description
--------------    -----------

    99.1 Press Release dated November 9, 2000, announcing third quarter results.

    99.2 Press Release dated November 9, 2000, announcing restructuring of $80 million note.